AMENDMENT

          AMENDMENT No. 1 (this "Amendment"), effective as of March 1, 2003 (the "Amendment Effective Date"), to that certain Credit Agreement (the "Credit Agreement"), dated as of May 2, 2002, among (i) Henry Schein, Inc., a Delaware corporation (the "Borrower"), (ii) the several Guarantors from time to time parties thereto (the "Guarantors"), (iii) JPMorgan Chase Bank ("JPMCB"), as Sole Lead Arranger (in such capacity, the "Sole Lead Arranger"), Sole Bookrunner (in such capacity, the "Sole Bookrunner"), Swingline Lender (in such capacity, the "Swingline Lender"), Issuing Lender (in such capacity, the "Issuing Lender"), and Administrative Agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), (iv) Fleet National Bank (in such capacity, the "Syndication Agent") and (v) the several Lenders and other financial institutions or entities from time to time parties thereto (the "Lenders").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower; and

     WHEREAS, the Borrower and Lenders have agreed that certain provisions of the Credit Agreement will be amended in the manner provided for in this Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          I.   AMENDMENTS TO CREDIT AGREEMENT.

          (a) Subsection 8.14 of the Credit Agreement is hereby amended by deleting clause (d) thereof and inserting in lieu thereof, the following: "(d) the Borrower may declare or pay cash dividends in any fiscal year to its stockholders and purchase, redeem or otherwise acquire shares of its Equity Interests or warrants, rights or options to acquire any such shares for cash; provided that no such cash payments (1) in any fiscal quarter of the Borrower (other than any such payments which are specified in clause (2) below) shall exceed (x) the greater of (A) $25,000,000 and (B) 40 percent of the consolidated net income of the Borrower and its Subsidiaries for the period of the four prior consecutive fiscal quarters of the Borrower (determined on a consolidated basis and as calculated consistent with the manner disclosed by the Borrower in its Quarterly Reports on Form 10-Q and its Annual Reports on Form 10-K as filed by the Borrower from time to time with the Securities and Exchange Commission), less (y) any such cash payments previously made during such four fiscal quarter period, or (2) may be made by the Borrower, in an aggregate amount exceeding $120,000,000, to repurchase shares of the Company's common stock, $.01 par value per share, from holders thereof pursuant to the Borrower's stock repurchase program, as authorized by the Board of Directors of the Borrower on or about March 3, 2003; provided further that not more than 2,000,000 of such shares may be repurchased by the Borrower pursuant to such program. For the avoidance of doubt, no cash payments made pursuant to the foregoing clause (2) shall reduce cash payments made by the Borrower solely in reliance on the foregoing clause
(1).


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          II.  CONDITIONS TO EFFECTIVENESS.

     This Amendment shall become effective as of the date (the "Amendment Effective Date") at the time when the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment.

          III. GENERAL.

     1. Representation and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders that as of the Amendment Effective Date:

          (a)  Corporate Power; Authorization; Enforceable Obligations.

               (1) Each of the Borrower and each Guarantor has the requisite corporate power and authority, and the legal right, to make, deliver and perform this Amendment and to perform the Loan Documents, as amended by this Amendment, to which it is a party, and each such Person has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended, to which it is a party.

               (2) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

               (3) This Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of the Borrower and each Guarantor, as the case may be, enforceable against each such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (b) Representations and Warranties. Each of the representations and warranties made by the Borrower or any Guarantor in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in


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connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     4. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of copies of this Amendment signed by all of the parties hereto shall be lodged with the Borrower and the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                    BORROWER:

                    HENRY SCHEIN, INC.


                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------


                    GUARANTORS:

                    ROANE BARKER, INC.


                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    DENTRIX DENTAL SYSTEMS, INC.


                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------


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

                    HSI SERVICE CORP.


                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    MICRO BIO-MEDICS, INC.


                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    GIV HOLDINGS, INC.


                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------


                    LENDERS:

                    JPMORGAN CHASE BANK,
                    as Administrative Agent, Issuing Lender, Swingline Lender and as a Lender
                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    FLEET NATIONAL BANK, as Syndication Agent and as a Lender
                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    CITIBANK N.A., as a Lender
                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    HSBC BANK USA, as a Lender
                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------


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

                    Title:
                          -----------------------------------------------

                    MELLON BANK, N.A., as a Lender
                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    THE BANK OF NEW YORK, as a Lender
                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------

                    ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender
                    By:
                       --------------------------------------------------
                    Name:
                         ------------------------------------------------
                    Title:
                          -----------------------------------------------



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